UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

Marijuana Company of America, Inc.

(Name of registrant in its charter)

Utah	000-27039	98-1246221
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

1340 West Valley Parkway, Suite #205

Escondido, California 92029

(Address of principal executive offices)

(888) 777-4362

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (this “Current Report”) of Marijuana Company of America, Inc.(the “Company”) contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “potential,” “should,” “will,” “plans,” “continuing,” “ongoing,” “expects,” “intends to,” and similar words or phrases. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements, including, without limitation, risks related to the Company’s business and its securities. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including, without limitation, management’s examination of historical operating trends and data contained in the Company’s records and other data available from third parties. There can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in the forward-looking statements in this Current Report and in other disclosures made by the Company. The Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ materially from those expressed or implied by forward-looking statements. The Company disclaims any obligation to publicly update or release any revisions to any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this Current Report or to reflect the occurrence of unanticipated events, except as required by law.

Unless otherwise provided in this Current Report, all references to “we,” “us,” “Company,” “our,”, or the “Registrant” refer to the parent entity, Marijuana Company of America, Inc., a Utah corporation.

Item 8.01 Other Events.

On June 4, 2021, the Company issued a press release to clarify and retract the Company’s previously published press release dated May 26, 2021, titled “Marijuana Company of America, Inc. Acquires cDistro, One of the Industry's Fastest Growing Distributors” (the “Press Release”). The Press Release erroneously stated that the Company had completed the acquisition of cDistro, LLC (“cDistro”). Although the board of directors of the Company approved the acquisition of cDistro on May 26, 2021, the definitive acquisition documents were not validly executed due a filing error with the State of Nevada, and the Press Release in question was published in error. The Company advises the public not to rely on the statements contained in the Press Release as they may continue to be found in the public domain.

A copy of the press release issued on June 4, 2021 to clarify and retract the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 4, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIJUANA COMPANY OF AMERICA, INC.

Date: June 4, 2021	By:	/s/ Jesus Quintero
Jesus Quintero Chief Executive Officer